                    SPIRIT OF AMERICA INVESTMENT FUND, INC.

                             477 Jericho Turnpike

                            Syosset, New York 11791

Prospectus                                                     February 26, 1999



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
A BRIEF SUMMARY OF THE FUND................................................   1
FEES AND EXPENSES OF THE FUND..............................................   2
  Example..................................................................   3
INVESTMENT STRATEGIES AND RISKS............................................   4
MANAGEMENT OF THE FUND.....................................................   6
  Investment Adviser.......................................................   6
  Portfolio Manager........................................................   6
PRICING FUND SHARES........................................................   7
HOW TO PURCHASE SHARES.....................................................   7
  General..................................................................   7
  Purchases by Mail........................................................   8
  Purchases by Wire........................................................   8
  Purchases through Broker-Dealers.........................................   8
  Purchases by Telephone...................................................   8
  Subsequent Investments...................................................   9
DISTRIBUTION ARRANGEMENTS..................................................   9
  Class A Shares...........................................................   9
  Class B Shares...........................................................   9
  Factors to Consider in Choosing a Class of Shares........................   9
  Sale of Class A Shares...................................................  10
  Reduced Sales Charges....................................................  10
  Sales at Net Asset Value.................................................  11
  Sale of Class B Shares...................................................  11
  CDSC Waivers.............................................................  12
  Automatic Conversion of Class B Shares...................................  12
  Rule 12b-1 Fees..........................................................  12
HOW TO REDEEM SHARES.......................................................  13
  Redemption by Mail.......................................................  13
  Redemption by Telephone..................................................  13
  General Redemption Information...........................................  14
  Minimum Balances.........................................................  14
SPECIAL SERVICES...........................................................  14
  Automatic Investment Plan................................................  14
  Systematic Cash Withdrawal Plan..........................................  15
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  15
  Dividends and Distributions..............................................  15
  U.S. Federal Income Taxes................................................  15
YEAR 2000 COMPLIANCE.......................................................  16
FINANCIAL HIGHLIGHTS.......................................................  17

                          A BRIEF SUMMARY OF THE FUND

INVESTMENT OBJECTIVES.  Growth of capital and current income.

PRINCIPAL STRATEGIES. The fund invests primarily in Real Estate Investment Trusts (REITs) with a successful track record. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.

     The fund looks for stock where the price is low in relationship to the underlying value of the company and its real estate. The fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value. The fund selects REITs paying high dividends in comparison to other REITs. The fund evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction. The fund also invests in the equity securities of real estate industry companies, mortgage-backed securities and investment grade taxable municipal obligations.

INVESTMENT RISKS. Any investment involves risk. The risks associated with an investment in the fund include:

     .    The cyclical nature of the real estate industry, which subjects the real estate and real estate related securities held by the fund to any market or economic condition that may affect the value of real estate (up or down)

     .    Real estate related fixed income securities are likely to decline in value when interest rates rise. Fixed income securities may be subject to prepayment, nonpayment or default.

     .    REIT securities may be more volatile in price than the securities of larger market capitalization companies

     .    Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage

     .    The fund is concentrated in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

     .    The stocks purchased by the fund may not appreciate in value as the advisor anticipates.

     .    The loss of your investment in the fund

SUITABILITY. An investment in the fund is suitable for long-term investors who may wish to consider investing a portion of their overall equity portfolio in a real estate mutual fund.

                         FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES  (paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases              5.25%(1)  None
(as a percentage of offering price)

Maximum Sales Charge (Load) Imposed on Reinvested             None      None
Dividends (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a                    None%(2)  5.75%(3)
percentage of the lesser of original purchase price or redemption proceeds)

Redemption Fees (as a percentage of amount                    None      None
redeemed)(4)

ANNUAL FUND OPERATING EXPENSES: (expenses that are deducted from Fund assets)

                                                         CLASS A    CLASS B
                                                         -------    -------
Management Fees                                           0.97%      0.97%

Distribution [and/or Service] (12b-1) Fees (6)            0.30%      1.00%

Other Expenses                                            5.06%      5.06%

Total Annual Fund Operating Expenses                      6.33%      7.03%

Less Fee Waiver                                          (4.36%)    (4.36%)

Net Annual Operating Expenses                             1.97%(5)   2.67%(5)

(1) Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See "Distribution Arrangements."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain redemptions of $1 million or more made within one year of the date of purchase. See "Distribution Arrangements."

(3) A CDSC is imposed on redemptions of Class B Shares purchased at the following declining rates: within the first year -5.75%; second year - 5.0%; third year - 4.0%; fourth year - 3.0%; fifth year - 2.0%; sixth year - 2.0%; seventh year- 1.0% and eighth year and thereafter - none.

(4) The fund's transfer agent charges $15.00 per redemption for redemptions remitted by wire. Purchases and redemptions may also be made through broker-dealers and others who may charge a fee for their services.

(5) These are the net fees and expenses that the fund actually incurred for the fiscal year ended October 31, 1998 because the adviser had contractually agreed to waive advisory fees and/or reimburse expenses under its written Operating Expenses Agreement so that the total operating expenses of Class A shares and Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. The adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Fund's fiscal year ending October 31, 1999. Any amounts waived or reimbursed by the adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This agreement shall continue for additional one year terms absent 60 days notice from the adviser.

(6) Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Distribution Arrangements."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                              Class A             Class B
                              -------             -------
         1 year               $   714             $   830
         3 years              $ 2,289             $ 2,364
         5 years              $ 3,426             $ 3,474
        10 years              $ 6,139             $ 6,356

You would pay the following expenses if you did not redeem your shares:

                              Class A             Class B
                              -------             -------
         1 year               $   714             $   270
         3 years              $ 2,289             $ 2,046
         5 years              $ 3,426             $ 3,341
        10 years              $ 6,139             $ 6,356


The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. This example is for comparison purposes only. Actual return and expenses will be different and the fund's performance and expenses may be higher or lower.

                        INVESTMENT STRATEGIES AND RISKS

GENERAL. At least 60% of the fund's total assets will be invested in equity REITs and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

The fund may also, but currently does not, invest up to 40% of its total assets in (a) mortgage-backed securities; (b) investment grade taxable municipal obligations; and (c) short-term investments. These instruments are described below.

When selecting equity securities, the fund's investment adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The fund purchases equity securities when, in the judgment of the adviser, the market price for such securities does not adequately reflect this potential. In making this determination, the adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant.

REITS. The fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the fund.

MORTGAGE-BACKED SECURITIES. The fund may invest in all types of mortgage-backed securities.

The fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

TAXABLE MUNICIPAL OBLIGATIONS. The fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits or the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.


Investment grade securities are within the four highest credit ratings of Moody's or S&P, or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The fund generally will not retain securities that fall below investment grade.

SHORT-TERM INVESTMENTS. The short-term investments in which the fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

CONCENTRATION OF INVESTMENTS. The fund invests primarily in real estate and real estate related securities. This means the fund is concentrated in a particular industry. A fund that concentrates its investments is subject to greater risk of loss than is a fund that has a more diversified portfolio of investments.

TEMPORARY INVESTMENTS. For temporary defensive purposes, the fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The fund will assume a temporary defensive posture only when economic and other factors affect the real estate industry market and, in the advisor's opinion, present extraordinary risks in being invested primarily in real estate securities. When the fund maintains a temporary defensive position, it may not achieve its investment objective.

RISKS. Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. Main risks are those equal to the direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the fund's investments are concentrated geographically, by property type or in certain other respects, the fund may be subject to these risks to a greater extent.

In addition, if the fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the fund owns, the receipt of such income may adversely affect the fund's ability to retain its tax status as a regulated investment company.

REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks.

Investment in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the fund. Another risk may be the inability to readily find a buyer at or near the market price should the fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, there is no guarantee that the municipal securities will remain at investment grade after the fund invests in them.

REITs, municipal obligations, and some mortgage-backed securities are subject to interest rate risks. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

Investing in mortgage-backed securities involves risks such as the failure of a counterpart to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Spirit of America Management Corp., 477 Jericho Turnpike, Syosset, New York 11791, is the fund's investment adviser. Spirit Management was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Spirit Management has managed the investments of the fund since its inception in January of 1998 and has no other assets under management.

Spirit Management invests the fund's assets, manages the fund's business affairs and supervises the fund's day-to-day operations. Spirit Management provides the fund with advice on buying and selling securities in accordance with the fund's investment objective, policies and limitations. Spirit Management also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to Spirit Management's responsibilities under its investment advisory contract with the fund.

The fund pays Spirit Management a fee at the annual rate of 0.97% of the fund's average daily net assets. The fee is higher than the management fees paid by most U.S. registered investment companies, although Spirit Management believes that the fee is generally comparable to the management fees paid by other open-end registered investment companies that invest in securities similar to the fund. The fee is accrued daily and paid monthly.

PORTFOLIO MANAGER

Ronald W. Weiss is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Weiss has been associated with Spirit Management since its inception. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity financing, real estate investment trusts, asset management, new investment product development and venture capital transactions for financial services firms. Most recently, Mr. Weiss was Senior Vice President of Gilford Securities, Inc., New York, NY from April, 1996 to May, 1997. Mr. Weiss was Senior Real Estate Investment Trust Analyst and Vice President of First Albany Corporation, New York, NY from 1994 through April of 1996. Prior to that, Mr. Weiss was Managing Director and

Real Estate General Counsel for Primerica Corporation, New York, NY from 1991 to 1994. From 1972 through 1990 he served as founder, Chairman and CEO of Shearson Lehman Real Estate Corporation, Executive Vice President of Shearson Lehman Brothers, Inc., and an officer and director of thirty-five Shearson subsidiary companies.

                              PRICING FUND SHARES

The offering price and net asset value per share of each Class of the fund are calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern Time. Currently, the NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; therefore the Fund will not be priced on these days.

The method and procedure for determining net asset value are identical for each Class, but due to the specific distribution expenses and other costs allocable to each Class, the net asset value of each Class will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are purchased at the net asset value per share.

The net asset value per share for each Class of shares is computed by adding the value of the fund's investments, cash and other assets attributable to the relevant Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Expenses are accrued daily and applied when determining the net asset value. The fund's equity securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by, or under direction of, the fund's Board of Directors. Market quotations are generally the last reported sales price on the principal exchange on which the security trades, or if no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Directors.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact on fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.

                            HOW TO PURCHASE SHARES

GENERAL

You can purchase shares of the fund through broker-dealers. Class A shares are sold at the net asset value next determined after receipt by the fund's transfer agent, First Data Investor Services Group, Inc., plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Class B shares are sold without a sales charge at the current net asset value, but a CDSC may be imposed at the time of redemption. The minimum initial investment for Class A shares and Class B shares is $1,000. See "Distribution Arrangements."

Purchase orders for shares of the fund that are received by the transfer agent in proper form by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the fund's next determined net asset value (plus any applicable sales charge). Orders for fund shares received after 4:00 p.m. Eastern time will be purchased at the net asset value (plus any applicable sales charge) determined on the following business day.

The fund and the transfer agent each reserve the right to reject any purchase order in whole or in part. The fund reserves the right to suspend the offering of its shares. The fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The fund will not accept as payment for purchase order a check which has been endorsed by a third party.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the Internal Revenue Service ("IRS"). If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

PURCHASES BY MAIL

Shares may be purchased initially by completing the application accompanying this Prospectus and mailing it to the transfer agent, together with a check payable to the "Spirit of America Investment Fund, Inc." The check or money order and application should be mailed to First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. If this is an initial purchase, please send a minimum of $1,000 (including IRA and SEP accounts).

PURCHASES BY WIRE

To invest by wire, you must first telephone the transfer agent at (800) 452-4892 or (610)239-4600 to receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

If you have a commercial bank account at a member firm of the Federal Reserve System, you may purchase shares of the fund by requesting your bank to transmit funds by wire to: United Missouri Bank K.C. N.A., ABA #10-10-00695/Attention:
First Data Investor Services Group, A/C 98-7037-071-9/FPS "Spirit of America Investment Fund, Inc.," along with your name and account number as specified on your account registration.

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire. The fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. You may be subject to 31% withholding if your original application is not received.

PURCHASES THROUGH BROKER-DEALERS

The fund may accept telephone orders only from broker-dealers or service organizations that have been approved by the fund. The broker-dealers or service organizations must promptly forward purchase orders and payments for the same to the fund. Brokers, financial institutions, service organizations, banks and bank trust departments through which an investor purchases shares of the fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Minimums of broker/dealers or accounts opened through a fund network may apply.

For any order to be confirmed at the current day's offering price, it must be received by the transfer agent or the selling dealer by 4:00 p.m. Eastern time on the same day. For any dealer order to be confirmed at the current day's offering price, it not only must be received by the dealer prior to 4:00 p.m. Eastern time on that day, but it must be communicated to the transfer agent by 5:00 p.m. Eastern time on that day. It is the responsibility of that dealer to communicate the details of the order to the transfer agent. Orders received by dealers after 4:00 p.m. Eastern time are confirmed at the offering price on the following business day.

PURCHASES BY TELEPHONE

The fund only accepts telephone purchases from brokers, financial institutions or service organizations. Individuals may not make purchases by telephone.

SUBSEQUENT INVESTMENTS

Subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments for each class of shares is $50 for all accounts.

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Spirit of America Investment Fund, Inc." and mailed to First Data Investor Services Group, c/o United Missouri Bank KC, N.A., P.O. Box 412797, Kansas City, Missouri 64141-2797. Orders to purchase shares are effective on the day the transfer agent receives your check or money order.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. Investors who purchase fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date.

                           DISTRIBUTION ARRANGEMENTS

The fund offers Class A and Class B shares. The two classes of shares each represents interest in the same portfolio of investments of the fund, have the same rights and are identical in all respects, except Class A shares charge an up front sales load and Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase. Each class has exclusive voting rights with respect to its 12b-1 Plan.

CLASS A SHARES

The offering price for Class A shares includes a front-end sales charge. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Class A shares are subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Certain purchases of Class A shares qualify for reduced front-end sales charges.

CLASS B SHARES

Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within seven years of purchase. Class B shares are subject to annual 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees) of average daily net assets of such shares for approximately eight years after purchase. Class B shares permit all of your investment to work from the time the investment is made. The higher 12b-1 Plan expenses paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. At the end of approximately eight years after purchase, the Class B shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of 0.30% for Class A Shares will apply. See "Automatic Conversion of Class B Shares."

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

You should determine whether it is more advantageous for you to purchase Class A shares and incur a front-end sales charge or purchase Class B Shares and have your entire purchase invested in the fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

SALE OF CLASS A SHARES

The sales charge you pay for Class A shares depends on the dollar amount invested, as shown in the table below.

-----------------------------------------------------------------------------------------------------------------------------
                                                  Total Sales Charge
                                                  as a Percentage of                          Amount Paid to Dealer as a
                                                  ------------------                            Percentage of Offering
-----------------------------------------------------------------------------------------
                                    Offering Price               Net Amount Invested                    Price
                                    --------------               -------------------          ------------------------
-----------------------------------------------------------------------------------------------------------------------------
Under $100,000                           5.25%                          5.54%                          5.00%
-----------------------------------------------------------------------------------------------------------------------------
Under $100,000 but less                  4.50%                          4.71%                          4.25%
 than $250,000
-----------------------------------------------------------------------------------------------------------------------------
$250,000 but less than                   3.75%                          3.90%                          3.50%
$500,000
-----------------------------------------------------------------------------------------------------------------------------
$500,000 but less than                   3.00%                          3.09%                          2.75%
 $1,000,000
-----------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more*                         0%                             0%                             0%
-----------------------------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

The distributor will pay the dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers which sell shares of the fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. On some occasions, such cash or incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the fund during a specified period of time. A dealer who receives all or substantially all of the sales load may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. No sales charge is assessed on the reinvestment of dividends or distributions.

REDUCED SALES CHARGES

The sales charge for purchases of Class A Shares may be reduced through rights of accumulation or letter of intent. To qualify for a reduced sales charge, an investor must so notify his or her distributor at the time of each purchase of shares which qualifies for the reduction.

RIGHTS OF ACCUMULATION. If you already own Class A shares, reduced sales charges for Class A shares are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares currently owned to the amount being invested. The reduced sales charge is applicable only to current purchases. You must notify the transfer agent at the time of subsequent purchase that your purchase is eligible for the right of accumulation. You must also state your account numbers, and whether the account is held in the name of your spouse or minor children, the age of such children, and the specific relationship of each such person to you.

LETTER OF INTENT. Class A investors may qualify for a reduced sales charge immediately by signing a non-binding letter of intent stating the intent to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the letter of intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the letter of intent has been completed. During the term of the letter of intent, the transfer agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the letter of intent is not purchased. The escrowed shares will be released when the full amount has been purchased. If the full amount is not purchased within the 13-month period, escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have been paid on total aggregate purchases if such purchases had been made at a single time. You must notify the transfer agent at the time you submit the letter of intent that prior purchases you submit may apply.

SALES AT NET ASSET VALUE

The fund may sell Class A shares at net asset value (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the adviser or its affiliates; (ii) officers and present or former directors of the fund; directors and present and full-time employees of selected dealers or agents; or the spouse, or minor children of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the fund); (iii) the adviser, the distributor, and their affiliates; and certain employee benefit plans for employees of the adviser and the distributor; (iv) persons who establish to the distributor's satisfaction that they are investing, within such time period as may be designated by the distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the distributor;
(v) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the distributor; and (vi)investors who redeem shares of the fund and then decide to reinvest their redemption proceeds in additional shares of the fund within 30 days.

SALE OF CLASS B SHARES

Class B shares are sold at net asset value next determined after receipt of an order, without an initial sales charge. The full amount of your purchase is immediately invested in the fund. A CDSC, however, will be imposed on certain redemptions of Class B shares within seven years after purchase. Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, the Fund will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.

The CDSC is calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts representing increases in net asset value above the initial purchase price of the shares identified for redemption.


                                   Percentage of
     Redemption Within             Offering Price
                                   --------------

     First Year                    5.75%
     Second Year                    5.0%
     Third Year                     4.0%
     Fourth Year                    3.0%
     Fifth Year                     2.0%
     Sixth Year                     2.0%
     Seventh Year                   1.0%
     Eighth Year                    0.0%

CDSC WAIVERS

The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) in connection with returns of excess contributions to an IRA or other retirement plan, and (iv) effected pursuant to the right of the fund to liquidate a shareholder's account as described under "How to Redeem Shares."

AUTOMATIC CONVERSION OF CLASS B SHARES

Class B shares held for eight years after purchase are automatically converted into Class A shares on the eighth anniversary after purchase. The fund will effect conversions of Class B shares into Class A shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B shares falls on a Conversion Date, Class B shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, Class B shares will be converted on the next Conversion Date after such anniversary.

The Class A shares into which the Class B shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

The automatic conversion of Class B shares constitutes a tax-free exchange for federal income tax purposes.

RULE 12B-1 FEES

The fund has adopted two plans of distribution ("Class A Plan" and "Class B Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan permits the fund to pay its distributor from the assets of each respective Class a monthly fee for the distributor's services and expenses in distributing ("distribution fees") and providing personal services and/or maintaining shareholder accounts ("service fees").

Under the Class A Plan, the fund pays the distributor and others up to 0.30% of the Class A share's average daily net assets in any year. Under the Class B Plan, the fund pays the distributor and others up to 1.00% (of which up to 0.25% may be service fees) of the Class B share's average daily net assets in any year. The Class B Plan is designed to permit an investor to purchase shares without the assessment of a front-end sales load and at the same time permit the distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the combined CDSC and distribution fee is to provide for the financing of the distribution of Class B shares. The distributor will not use the proceeds from the CDSC applicable to Class B shares to defray distribution-related expenses attributable to Class A shares.

Since 12b-1 fees are paid out of fund assets for each Class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO REDEEM SHARES

You may redeem your shares of the fund on any business day that the NYSE is open for business. Redemptions will be effective at net asset value (subject to any applicable CDSC fees) next determined after receipt by the transfer agent of a redemption request meeting the requirements described below.

REDEMPTION BY MAIL

You may redeem shares by submitting a written request for redemption to First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. A written redemption request must: (i) identify your account name and account number; (ii) state the number of shares or dollar amount to be redeemed, and (iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address other than the address of record. A guarantee may be obtained from any commercial bank, credit union, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. Notary public endorsements will not be accepted. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered received until the transfer agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the transfer agent at
(800)452-4892.

REDEMPTION BY TELEPHONE

With prior authorization, you may redeem shares by calling the transfer agent at
(800)452-4892 or (610)239-4600 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee to the transfer agent.

The fund reserves the right to refuse a wire or telephone redemption if advisable to do so. Procedures for redeeming fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

Neither the fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the fund and the transfer agent require personal identification information before accepting a telephone redemption. To the extent that the fund or the transfer agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the fund may be liable for losses due to fraudulent or unauthorized instructions. The fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder's address of record, or wired to the shareholder's bank account on file with the transfer agent.

GENERAL REDEMPTION INFORMATION

When a request for redemption is made shortly after the purchase of shares, by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the net asset value next determined after receipt of the redemption request in good order. The fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to 15 calendar days. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations.

The fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the fund. The fund has reserved the right to redeem in-kind, or partly in cash and partly in-kind.

The fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940 to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund, during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See "Pricing Fund Shares." In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the fund. In-kind payments need not constitute a cross-section of the fund's portfolio.

The fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays,
(2) the SEC has by order permitted such suspension for the protection of the fund's shareholders, or (3) an emergency exists making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

MINIMUM BALANCES

Due to the relatively high cost of maintaining smaller accounts, the fund reserves the right to involuntarily redeem shares in any account at its then current net asset value if at any time the total investment does not have a value of at least $500 after shareholder redemptions, but not market fluctuations. You will be notified if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

                               SPECIAL SERVICES

AUTOMATIC INVESTMENT PLAN

You can make additional purchases of shares of the fund through an automatic investment plan. The automatic investment plan provides a convenient method by which investors may have monies deducted directly from their bank account for investment in the fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $1,000 and completing the automatic investment plan section of the New Account Application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The fund may alter, modify or terminate this plan at any time.

SYSTEMATIC CASH WITHDRAWAL PLAN

The fund offers a systematic cash withdrawal plan as another option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. The systematic withdrawal plan is not available for Class B shares. For information about starting a systematic cash withdrawal plan, call the transfer agent at
(800)452-4892 or (610)239-4600.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends are declared in March, June, September and December. Capital gains, if any, will normally be distributed in December but may be distributed more frequently as deemed advisable by the Board of Directors. All such dividends and distributions are taxable to the shareholder whether or not reinvested in shares. The fund will distribute the return of capital it receives from the REITs in which the fund invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the fund and subsequently distributed to shareholders is a return of capital. The final determination of the amount of the fund's return of capital distributions for the period will be made after the end of each calendar year.

Dividends paid by the fund with respect to its Class A shares and Class B shares are calculated in the same manner and at the same time. Both Class A shares and Class B shares will share proportionately in the investment income and expenses of the fund, except that the per share dividends of Class B shares will differ from the per share dividends of Class A shares as a result of additional distribution expenses applicable to Class B shares.

Each income dividend and capital gains distribution, if any, declared by the fund on its outstanding shares will be paid in additional shares of the fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the fund. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before the fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value, and the dividend option may be changed from cash to reinvest.

U.S. FEDERAL INCOME TAXES

Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income. The excess of net capital gains over the net capital losses realized and distributed by the fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as mid-term or long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Capital gains distributions are not eligible for the dividends-received deduction referred to above.

Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of the fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

The fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the fund, or if the shareholder is otherwise subject to backup withholding.

Shareholders will be advised annually as to the federal tax status of income dividends and capital gains and return of capital distributions made by the fund for the preceding year. Distributions by the fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

                             YEAR 2000 COMPLIANCE

The fund could be adversely affected if the computer systems used by the fund or its service providers do not properly process and calculate date-related information after December 31, 1999. The Year 2000 issue affects virtually all companies and organizations. While Year 2000-related computer problems could have a negative effect on the fund, the adviser is working to avoid such problems and to obtain assurances from the fund's service providers that they are taking similar steps. Companies, organizations, governmental entities and securities in which the fund invests could be affected by the Year 2000 issue, but at this time the fund cannot predict the degree of impact. To the extent the effect is negative, the fund's returns could be reduced.

                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                                          Class A Shares           Class B Shares
                                                                          For the Period           For the Period
                                                                               Ended                   Ended
                                                                         October 31, 1998*       October 31, 1998**
                                                                      -----------------------  ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $      10.00             $      9.62
 Income from Investment Operations:
    Net investment income                                                          0.20                    0.15
    Net unrealized loses on securities                                            -1.38                   -1.00
       Total from investment operations                                           -1.18                   -0.85

 Less Distributions:
    Distributions from net investment income:                                     -0.16                   -0.13
    Distributions from net capital gains:                                          0.00                    0.00
       Total distributions                                                        -0.16                   -0.13

NET ASSET VALUE, END OF PERIOD                                             $       8.66             $      8.64
                                                                           ------------             -----------

Total Return                                                                     (11.78%)/1/              (8.84%)/3/

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)                                       $      7,290             $       669
 Ratio of expenses to average net assets:
  Before expense reimbursement                                                     6.33%/2/                7.03%/2/
  After expense reimbursement                                                      1.97%/2/                2.67%/2/
 Ratio of net investment income (loss) to average net assets:
  Before expense reimbursement                                                    (0.62%)/2/              (1.32%)/2/
  After expense reimbursement                                                      3.75%/2/                3.05%/2/
 Portfolio turnover rate                                                           0.00%                   0.00%

*    Class A Shares commenced investment operations on January 9, 1998.
**   Class B Shares commenced investment operations on March 6, 1998
/1/ Total return calculation does not reflect sales load and is not annualized /2/ Annualized.
/3/ Total return calculation does not reflect CDSC charges and is not annualized.

                              [BACK COVER PAGE 1]

                              INVESTMENT ADVISER

                      Spirit of America Management, Inc.
                             477 Jericho Turnpike
                               Syosset, NY 11791
                                (516) 390-5575

                                  DISTRIBUTOR

                             SSH Securities, Inc.
                             477 Jericho Turnpike
                               Syosset, NY 11791
                                (516) 390-5565

                             SHAREHOLDER SERVICES

                   First Data Investor Services Group, Inc.
                      3200 Horizon Drive, P. O. Box 61503
                        King of Prussia, PA 19406-0903
                                (800) 452-4892
                                (610) 239-4600

                                   CUSTODIAN

                             The Bank of New York
                                48 Wall Street
                           New York, New York 10286



                                   AUDITORS

                              Tait Weller & Baker
                        8 Penn Center Plaza, Suite 800
                            Philadelphia, PA 19103

                             [OUTSIDE BACK COVER]

This prospectus sets forth the information you should know before investing in the fund. Please read it carefully and keep it for future reference.
Additional information about the fund contained in a Statement of Additional Information dated February 26, 1999 has been filed with the U.S. Securities and Exchange Commission (the "SEC"). The Statement of Additional Information is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Fund's distributor, SSH Securities, Inc. collect at 516-390-5565. Additionally, the SEC maintains a Web site (http://www.sec.gov) that
                                                       ------------------
contains the Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the fund.
Copies of this information may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund's annual and semi-annual reports are available without charge by calling 1-800-332-6459.

Information about the fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-800-SEC-0330 for information about the operations of the Public Reference Room.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, The Federal Reserve Board or any other agency.

Investment Company File No. 811-8231

                    SPIRIT OF AMERICA INVESTMENT FUND, INC.

                             477 Jericho Turnpike
                            Syosset, New York 11791



                      STATEMENT OF ADDITIONAL INFORMATION

                               February 26, 1999


This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Spirit of America Investment Fund, Inc. (the "Fund") dated February 28, 1999. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge by contacting SSH Securities, Inc. 447 Jericho Turnpike, Syosset, New York 11791, or calling collect 516-390-5565.

The Fund's most recent annual and semi-annual reports to shareholders are separate documents that are incorporated by reference into this Statement of Additional Information. The annual and semi-annual reports are also available without charge by calling the Fund's administrator at 1-800-332-6459.


                               TABLE OF CONTENTS
                                                        Page

Fund History.........................................       2
Investment Strategies, Policies and Risks............       2
Management of the Fund...............................       7
Control Persons and Principal Holders of Securities..       9
Investment Advisory and Other Services...............      10
Shareholder Services.................................      13
Retirement Plans.....................................      14
Net Asset Value......................................      15
Dividends, Distributions and Taxes...................      15
Brokerage and Portfolio Transactions.................      17
Performance Information..............................      18
Capital Stock........................................      20
Financial Statements.................................

                                 FUND HISTORY

The Fund, a Maryland corporation organized on May 15, 1997, is a diversified, open-end management investment company. The Fund offers two classes of shares:
Class A shares and Class B shares.

                   INVESTMENT STRATEGIES, POLICIES AND RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Fund. You should read it together with the sections in the

Prospectus entitled "Investment Strategies and Risks."

The investment practices described below are not fundamental and may be changed by the Board of Directors without the approval of the shareholders of the Fund. Shareholders will, however, be given contemporaneous written notification of any changes in the investment policies. As a fundamental policy, the Fund, under normal circumstances intends to invest at least 60% of its total assets in equity securities of REITs and other real estate industry companies.

CONVERTIBLE SECURITIES

Although the Fund has no current intention of purchasing convertible securities, the Fund may invest up to 15% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

Although the Fund may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Fund does not have the current intention of doing so in the foreseeable future. The Fund will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 15% of the then current value of the Fund's total assets. The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

STANDBY COMMITMENT AGREEMENTS

Although the Fund has no current intention of entering into standby commitments, the Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

SHORT SALES

The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Fund's adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund's net assets.

To secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or Primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor. from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable U.S. Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

RIGHTS AND WARRANTS
-------------------

The Fund has no current intention to invest in rights and warrants, although the Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the adviser for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

PORTFOLIO TURNOVER

It is the Fund's policy to sell any security whenever, in the judgment of the adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all securities in the Fund's portfolio were replaced once within a period of one year. For the fiscal year ended October 31, 1998, the Fund had a portfolio turnover of 0%.

FUNDAMENTAL POLICIES

In addition to the Fund's investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Fund may not:

     (a) with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer;

     (b) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

     (c) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the real estate industry in which the Fund will invest at least 25% or more of its total assets, except that this restriction does not apply to U.S. Government securities;

     (d) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

     (e) borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;


     (f) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (g) make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

     (h) participate on a joint or joint and several basis in any securities trading account;

     (i)  invest in companies for the purpose of exercising control;

     (j)  issue any senior security;

     (k) (i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.


                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Fund is managed by a Board of Directors, and all powers and authorities are exercised by or under the direction of the Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each Director who is an "interested person" of the Fund, as that term is defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS

DAVID LERNER*, 62, 477 Jericho Turnpike, Syosset, New York 11791; Chairman of the Board of Directors, President and Treasurer of the Fund; President and a Director of newly formed Spirit of America Management Corp., the Fund's investment adviser, and Director, Chief Executive Officer and President of SSH Securities, Inc., the Fund's principal distributor. Mr. Lerner has been associated with David Lerner Associates, Inc., a registered broker-dealer, for over twenty-three years as President and founder. Mr. Lerner received his B.A. and MBA degrees from the City University of New York, New York, NY.

STANLEY THUNE, 61, P.O. Box 1055, Merrimack, New Hampshire 03054; Director; President and Chief Executive Officer, Freight Management Systems, Inc., from April 1993 to present. Mr. Thune is also President and CEO of Energy Conservation Management, Inc. (July 1995 to present). Mr. Thune is involved in property development. Mr. Thune received his B.S. in Chemical Engineering from The City College of New York and his M.B.A. from Baruch School of Business, The City University of New York.

ALLEN KAUFMAN, 61, 223 Hamlet Drive, Jericho, New York 11797; Director; President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency located in Woodbury, New York, since 1963; Mr. Kaufman is a graduate of C.C.N.Y. Baruch School of Business Administration (B.B.A. degree). Mr. Kaufman majored in real estate and insurance.

DANIEL LERNER*, 37, 477 Jericho Turnpike, Syosset, New York 11791; Director; Broker with Bear Stearns from January 1999 to present; previously Vice President of SSH Securities, the Fund's principal distributor; Senior Vice President - Investment Counselor and Assistant Director of Training for David Lerner Associates, Inc., a registered broker-dealer, Syosset, New York from 1984 to present. Mr. Lerner attended the State University of New York at Binghamton. Daniel Lerner is the son of David Lerner.

THOMAS P. REYNOLDS, 58, 45 Broadway, New York, NY 10006; Director; President of Reynolds Securities, Ltd., since 1979.


Officers
DAVID LERNER, 62, 477 Jericho Turnpike, Syosset, New York 11791; President and Treasurer (see biography above).

CONSTANCE FERREIRA, 48, 477 Jericho Turnpike, Syosset, New York 11791; Vice President and Secretary; Chief Operating Officer of Spirit of America Management Corp., the Fund's investment adviser, and Chief Operating Officer and Chief Financial Officer of SSH Securities, Inc., the Fund's principal distributor; Chief Operating Officer with David Lerner Associates, Inc., a registered broker-dealer located in New York. Ms. Ferreira has been associated with David Lerner Associates, Inc. for over twenty-three years. Ms. Ferreira attended the City University of New York.

The Fund pays each of its Directors who is not an affiliated person of the Fund's adviser or distributor an annual retainer of $1,000 and $250 per Board meeting and committee meeting attended, as well as reimbursement for out-of-pocket expenses relating to attendance at such meetings.


                              COMPENSATION TABLE
                            Directors and Officers

                                                                                 Total Compensation
                                                                                 from Fund Complex
                                                      Aggregate Compensation     paid to Directors for
                                                      from Fund for Fiscal Year  Calendar Year
Name of Director/Officer                              ended October 31, 1998     ending December 31, 1998
-------------------------------------------------     ----------------------     ------------------------

David Lerner*                                                   $          0                 $          0

Stanley Thune                                                   $      2,250                 $      2,250

Herbert Grant                                                   $      2,250                 $      2,250

Allen Kaufman                                                   $      2,250                 $      2,250

Daniel Lerner*                                                  $          0                 $          0

Constance Ferreira                                              $          0                 $          0


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 1, 1998, the officers and Directors, as a group, owned beneficially 1.14% of the outstanding voting shares of the Trust, the Fund and the Class A Shares.*

The following persons beneficially own of record or are known to beneficially own of record 5 percent or more of the outstanding common stock of the Fund's Class B Shares as set forth below as of December 1, 1998. No persons own 5 percent or more of the Fund's Class A Shares.

     Name and Address                   PERCENTAGE OF FUND
     ----------------                   ------------------
     DCG                                        5.24%
     FBO George Blake, IRA Account
     9 Parker Drive
     Mahopac, NY  10541

                    INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

Mr. David Lerner is the sole shareholder and director of Spirit of America Management Corp., the Fund's adviser. Mr. Lerner also is a director, chief executive officer, and president of SSH Securities, Inc., the Fund's principal distributor. Mr. Lerner also is a director, chief executive officer, and president of David Lerner Associates, Inc., a registered broker-dealer affiliated with the adviser and distributor.

The advisory fee payable by the Fund is 0.97% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal period ended October 31, 1998, the advisor was entitled to receive a fee equal to $37,487 under the advisory agreement. However, the adviser waived receipt of its fee for the fiscal period ended October 31, 1998. The adviser voluntarily has agreed to waive all or a portion of its fee and to reimburse certain expenses so that the total operating expenses of Class A shares and Class B shares for the first year of Fund Operations would not exceed 1.97% and 2.67%, respectively.
In subsequent years, overall expenses for each Fund class may not fall below 1.97% and 2.67% respectively, until the adviser has been fully reimbursed for fees forgone or expenses paid. The adviser may terminate this waiver and/or reimbursement at any time, in its sole discretion. Each Fund class bears its pro rata share of the fee payable to the adviser.

PRINCIPAL DISTRIBUTOR

SSH Securities, Inc., 477 Jericho Turnpike, Syosset, New York 11791, serves as the Fund's principal distributor. Mr. David Lerner, director, chief executive officer and president of SSH Securities, is the sole shareholder and director of Spirit of America Management Corp., the Fund's investment adviser.

SERVICE PROVIDER TO THE FUND

First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, 4400 Computer Drive, Westborough, MA 01581, provides the back office services for the fund. Investor Services Group provides fund administration, fund accounting, transfer agency and custody administration.

The main tasks that Investor Services Group performs on behalf of the Fund are:
(1)coordinating and monitoring, the activities of any other third party service provider providing services to the Fund (e.g. the Fund's independent auditors, printers, etc.); (2) providing the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform Investor Services Group's responsibilities; (3) maintaining such books and records of the Fund as may be required by applicable federal or state law; (4) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (5) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission and any other federal or state regulatory authorities as may be required by applicable law; and (6) reviewing and submitting to the officers of the Fund for their approval, invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof.

The Fund pays Investor Services Group a fee for performing administrative services at the annual rate of 0.15% of the first $50 million of total average net assets, 0.10% of the next $50 million of total average net assets and 0.05% of total net assets in excess of $100 million, subject to a minimum annual fee of $67,000. FPS also receives fees for providing the other services mentioned. For the fiscal period ended October 31, 1998, the Fund paid Investor Services Group $123,460.

DISTRIBUTION  PLANS
The Fund has adopted a Rule 12b-1 Plan with respect to each class of its shares.

The Plans provide that the distributor may use its own resources to finance the distribution of the Fund's shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers and others. The 12b-1 plan expenses relating to the Class B Shares are also used to pay the distributor for advancing the commission costs to dealers with respect to the initial sales of such shares.

The Plans provide that the distributor will use the distribution fees received from the Fund in their entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. Distribution fees received from the Fund will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the distributor. The Plans also provide that the distributor may use its own resources to finance the distribution of the Fund's shares.

The Plans are characterized as compensation plans because the distribution and service fees will be paid to the distributor without regard to the distribution or shareholder services expenses incurred by the distributor or the amount of payments made to financial institutions and intermediaries.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Class A Plan and Class B Plan per annum will be borne by the distributor and any amounts paid for the above services will be paid pursuant to a servicing or other agreement.

Distribution expenses accrued by the distributor in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. The Fund intends to operate the Plans in accordance with their terms and within the rules of the NASD concerning sales charges.

The fees paid to the distributor under the Plans are subject to review and approval by the Fund's independent directors who have the authority to reduce the fees or terminate the Plans at any time. All payments to the Plan shall be made for the purpose of selling shares issued by the Fund or servicing shareholder accounts. The distribution fee of one class will not be used to subsidize the sale of the other class of shares.

Under the Plans, the principal financial officer of the Fund reports the amounts expended under the Plans, set forth separately by class of shares, and the purposes for which such expenditures were made, to the Directors of the Fund for their review on a quarterly basis. Also, the Plans provide that the selection and nomination of Directors who are not interested persons of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

The adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plan is terminated or not continued (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the distributor, and (ii) the Fund would not be obligated to pay the distributor for any amounts expended under the Plan not previously recovered by the distributor from distribution fees in respect of shares or through deferred sales charges.

For the fiscal period ended October 31, 1998, Class A shares paid $10,717 in 12b-1 fees and Class B shares paid $2,923 in 12b-1 fees.

TRANSFER AGENT AND FUND ACCOUNTANT

Investor Services Group also serves as the Fund's transfer agent and maintains the records of each shareholder's account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent. Investor Services Group performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value per share.

CUSTODIAN
The Bank of New York, 48 Wall Street, New York, NY 10286, serves as custodian for the safekeeping of securities, cash and other assets of the Fund.

INDEPENDENT AUDITORS
Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, serves as independent auditor for the Fund.

SHAREHOLDER REPORTS AND INQUIRIES

The Fund issues unaudited financial information semi-annually and audited financial statements annually. Shareholder inquires should be addressed to the Fund c/o First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Purchase and redemption transactions should be made through First Data Investor Services Group, Inc. by calling (800) 452-4892.


                             SHAREHOLDER SERVICES

The following information supplements that set forth in the Fund's Prospectus under the heading "How to Purchase Shares."

AUTOMATIC INVESTMENT PLAN

Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the distributor receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Application Form found in the Prospectus. Current shareholders should contact SSH Securities, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

SYSTEMATIC WITHDRAWAL PLAN

Any Class A shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will receive payments from his or her account on a regular basis. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. The Systematic Withdrawal Plan is not available with respect to the Class B Shares.


                               RETIREMENT PLANS

The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact SSH Securities, Inc. at (516) 390-5565, or write to:

                              SSH Securities, Inc.
                              477 Jericho Turnpike
                            Syosset, New York 11791

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

ROTH IRAS. The Taxpayers Relief Act of 1997 created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder' taxable income. The contribution limit is $2000 annually ($4,000 for joint returns) in aggregate with contributions to Traditional IRAs. Certain income phaseouts apply.

EDUCATION IRAS. The Taxpayers Relief Act of 1997 also created the new Education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution[s] limits are $500 per account and certain income phaseouts apply.

EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code (the "Code") requirements in addition to normal redemption procedures. For additional information please contact SSH Securities, Inc.

STATEMENTS AND REPORTS. Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, as well as confirmation of each purchase and redemption. By contacting his or her broker, a shareholder can arrange for copies of his or her account statements to be sent to another person.


                                NET ASSET VALUE

The net asset value per share is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares outstanding. The net asset value per share for each class of shares is computed by adding, with respect to each class of shares, the value of the Fund's investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding.

The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of each class. All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each outstanding share of such class, except that each class will bear expenses payable under its respective 12b-1 Plan.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") which currently is 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

FEDERAL INCOME TAXES

The Fund intends to qualify and elect to be treated as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; (ii)diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income and gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders is expected to be taxable to the shareholders as mid-term or long-term capital gains, irrespective of the length of time a shareholder may have held his Fund shares. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if a shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

SALES AND REDEMPTIONS

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder's U.S. federal income tax liability or refunded.


                     BROKERAGE AND PORTFOLIO TRANSACTIONS

The adviser has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in selection of broker-dealers to execute portfolio transactions, subject to best execution. The adviser is authorized to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the adviser in connection with advisory clients other than the Fund.

Investment decisions for the Fund are expected to be made independently from those for other advisory accounts managed by the adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such accounts. Simultaneous transactions are likely when several accounts are managed by the same adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. If two or more accounts managed by the adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be allocated to the respective accounts both as to amount and price, in accordance with a method deemed equitable to each account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Allocations are made by the officers of the Fund or of the adviser. Purchases and sales of portfolio securities are determined by the adviser and are placed with broker dealers by the adviser.

The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the adviser in servicing its other clients as well as the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. For the fiscal period ended October 31, 1998, brokerage commissions in the amount of $16,015 were paid to David Lerner Associates, which is affiliated with the Fund's adviser and principal distributor.


                            PERFORMANCE INFORMATION

GENERAL

From time to time, advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and/or magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance such as the Standard & Poor's 500 Composite Index and the Dow Jones Industrial Average. The Fund may compare its total return to that of the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index.

Total return is calculated separately for Class A Shares and Class B Shares. Class A Shares' total return figures include the maximum sales charge of 5.25% and 12b-1 fees; Class B Shares' total return figures include any applicable contingent deferred sales charge and 12b-1 fees. Because of the differences in sales charges and distribution fees, the total returns for the classes will differ.

AVERAGE ANNUAL TOTAL RETURN

From time to time the Fund may advertise its total return for prior periods. The Fund's total return is its average annual compounded total return for its most recently completed one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission below, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchase of Fund shares is assumed to have been paid. This calculation can be expressed as follows:

                                 P(1 + T)n = ERV
Where:

ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

P =       hypothetical investment payment of $1,000

n =       period covered by the computation, expressed in terms of years.

T =       average annual total return

For the period from January 9, 1998 to October 31, 1998, the total return of the Fund's Class A Shares was (11.78)%. For the period from March 6, 1998 to October 31, 1998, the total return of the Fund's Class B Shares was (8.84)%.

CUMULATIVE TOTAL RETURN

The Fund may also quote the cumulative total return in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for a specified period rather than on the average return over one, five and ten year periods, or fractional portion thereof.


                                 CAPITAL STOCK

The authorized capital stock of the Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Fund's Directors may increase the number of authorized shares without shareholder approval. The Fund currently offers two classes of shares, designated Class A Shares and Class B Shares. All shares of the Fund, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. Only shareholders of a particular Class may vote on matters related to the Rule 12b-1 Plan associated with that Class. A shareholder in the Fund will be entitled to his or her share pro rata with other holders of the same class of shares of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares.

Under Maryland law, the Fund is not required, and does not intend to hold annual meetings of shareholders unless, under certain circumstances, it is required to do so under the 1940 Act. Shareholders of 10% or more of the Fund's outstanding shares may request that a special meeting be called to consider the removal of any directors. The Fund will assist in the communication with other shareholders.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the advisory agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c)of the 1940 Act, will be available to shareholders of the Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.